Exhibit 99.1

J.P. Morgan Healthcare Conference January 9, 2023

Forward-Looking Statements

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements concerning the Company's ability to successfully commercialize KORSUVA injection and Kapruvia, future revenue and profit share from sales of KORSUVA and Kapruvia, planned future regulatory submissions and potential future regulatory approvals, future product launches, the performance of the Company's commercial partners, including CSL Vifor, expected timing of the initiation, enrollment and data readouts from the Company's planned and ongoing clinical trials, the potential results of ongoing clinical trials, timing of future regulatory and development milestones for the Company's product candidates, the potential for the Company's product candidates to be alternatives in the therapeutic areas investigated and the potential for oral difelikefalin to address additional pruritic indications, the size and growth of the potential markets for pruritus management, and the Company's expected cash reach. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include the risks inherent in the launch of new products, including that our commercial partners, including CSL Vifor, may not perform as expected, risks inherent in the clinical and regulatory development of pharmaceutical products, and the risks described more fully in Cara Therapeutics' filings with the Securities and Exchange Commission, including the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ending December 31, 2021 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2022. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Cara Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

2

CARA

3 Our Mission: To be the leader in the treatment of chronic pruritus with a vision to transform the way pruritus is treated and improve the quality of life for millions of people who suffer. 3

4 Difelikefalin, a Pipeline in a Product Novel, first - in - class selective and potent kappa opioid receptor agonist Unique Chemical Structure and Features • Synthetic peptide made of non - natural amino acids • High hydrophilicity, high polar surface area and charge at physiological pH • Does not readily cross the blood - brain - barrier Differentiated MOA • Acts on KORs on peripheral terminals of sensory nerves and immune cells • Works downstream potentially as broad spectrum antipruritic Attractive Pharmacology • Highly selective and potent full agonist at KORs • Does not produce classical mu opioid side effects (e.g., euphoria, addiction and respiratory depression) • Non - scheduled drug Strong Clinical Data in Multiple Therapeutic Areas • IV formulation approved for CKD - aP in hemodialysis patients • Oral formulation has shown positive clinical data in the treatment of chronic pruritus – CKD - aP in pre - dialysis patients – Atopic Dermatitis – Notalgia Paresthetica

Focus on Moderate to Severe Chronic Pruritus

NEPHROLOGY

Advanced CKD Hemodialysis

APPROVED

~ 200K patients undergoing hemodialysis (HD) suffer from moderate-to-severe chronic pruritus

KORSUVA injection is the first-and-only product approved to help these patients.

Advanced CKD Pre-Dialysis

PHASE 3

~ 300K patients with stage 4-5 advanced CKD suffer from moderate-to-severe chronic pruritus

There are no approved therapies.

DERMATOLOGY

Atopic Dermatitis

PHASE 3

~ 3M mild-to-moderate patients with Atopic Dermatitis (AD) suffer from moderate-to-severe chronic pruritus

Chronic pruritus is one of the defining features of AD.

Notalgia Paresthetica

PHASE 2/3

~ 650K patients with Notalgia Paresthetica (NP) are in the care of a healthcare provider for moderate-to-severe chronic pruritus

There are no approved therapies.

5

CARA

KORSUVA® Injection Launch Underway

KORSUVA® (difelikefalin) Injection

First-and-only product approved for CKD-aP in HD in countries worldwide

- US launch in 2Q22
- EU launch (Kapruvia) in 2H22
- AU, CA, SA, SG approvals in 2H22 – launches planned
- JP approval expected 2H23

CSL Vifor

Strong Commercial Partnership with Favorable Economics

- Leading commercial nephrology organization with 100+ sales FTEs in US
- Strong relationships with US nephrology offices and dialysis centers
- Joint venture with Fresenius Medical Care*


KORSUVA
(difelikefalin) Injection

Only Current Product with TDAPA Designation

- Concentrated payer market with ~80% Medicare
- Reimbursed at ASP for a minimum of two years
- Positive dialogue with CMS regarding post-TDAPA reimbursement

* Vifor has contracted the sales force of Fresenius Renal Pharmaceuticals, a division of Fresenius Medical Care North America, to complement its sales force in selling into Fresenius clinics in the U.S.

NOTE: Korsuva is indicated for the treatment of moderate-to-severe pruritus associated with chronic kidney disease (CKD-aP) in adults undergoing hemodialysis (HD). Limitations of Use Korsuva has not been studied in patients on peritoneal dialysis and is not recommended for use in this population

6

CARA

KORSUVA® Injection Sales

US KORSUVA Net Sales



KORSUVA Net Sales
Profit-Sharing Revenue
$16.8M
$8.0M
$16.2M
$7.4M
2Q22
3Q22

US Demand Units



(Vials)
1,812
184,440
2Q22
3Q22

Cara has not recognized any royalties associated with international net sales to date.

KORSUVA Net Sales: Shipments from Vifor to wholesaler
Profit-Sharing Revenue: Net Revenues – COGS - % Sales & Marketing Fee; US Profit Split: 50:50 Cara/Fresenius in Fresenius clinics; 60:40 Cara/Fresenius in non-Fresenius clinics
Demand Units: Vials shipped from wholesaler to clinics
Ex-US Royalties: Cara eligible to receive low double-digit royalties from CSL Vifor on total net sales outside the US

7

8 Pruritis control is a significant unmet need among non - dialysis CKD patients 1 There are no FDA - approved therapies and current anti - pruritic approaches are inadequate 1,2 Approximately 1.2 million US patients have advanced (stage 4 - 5) non - dialysis CKD 3 - 6 ~30% advanced non - dialysis CKD patients experience moderate to severe pruritus 7 Oral Difelikefalin : Expanding Reach into Non - dialysis CKD - aP Market 1. Makar M et al. Chronic kidney disease associated pruritus: a review. Kidney Blood Press Res 2021. 46:659 - 669. 2. Mettang T and Kremer AE. Uremic Pruritus. Kidney International. 2015. 87:685 - 691 3. Centers for Disease Control and Prevention https://nccd.cdc.gov/ckd/detail.aspx?Qnum=Q372. 4. DataMonitor 5. States Renal Data System https://adr.usrds.org/2020/chronic - kidney - disease/1 - ckd - in - the - general - population. 6. Wong SJY et al. Decisions about Ren al Replacement Therapy in Patients with Advanced Kidney Disease in the US Department of Veterans Affairs, 2000 – 2011. Clin Journal of Am Soc Neprol. 2016. 11(10): 1 825 - 1833. 7. Sukul N et al. Pruritus and patient reported outcomes in non - dialysis CKD. Clin J Am Soc Nephrol 2019. 673 - 681. 8

KICK 1 & KICK 2: Phase 3 Study Design in CKD

Program initiated in 1Q22, enrollment ongoing



RANDOMIZE
(N = ~400; 1:1)
Patients Re-Randomized to DFK or PBO
RUN-IN
Efficacy Assessment Treatment Period (Double Blind)
Long-term Safety Extension Treatment Period (Double Blind)
SCREENING
DFK 1.0 mg QD
Placebo QD
DFK 1.0 mg QD
Placebo QD
DFK 1.0 mg QD
Placebo QD
7 Days
12 Weeks
Up to 52 Weeks
Baseline Mean WI-NRS > 5
Topline Results: 2H2024 est.

PRIMARY ENDPOINT

- % of subjects with ≥4-point improvement from baseline in WI-NRS score at Week 12

ADDITIONAL ENDPOINTS

- Quality of life, including sleep
- Safety assessments

9

KICK1 US sites only, KICK 2 US and ex-US sites

CARA

Oral Difelikefalin: Potential to Address Significant Need for an Oral Antipruritic in Atopic Dermatitis (AD)

Pruritus is a hallmark of AD, often called "the itch that rashes"[1]

Itch is considered the most burdensome AD symptom by patients[2], strongly and negatively impacts quality of life[3]

Pruritus in AD remains an unmet need

Target "itch dominant" adult AD patients (~25% of market or ~3M) with moderate to severe pruritus, but mild to moderate disease[4-6]



1. Correale CE et al. Atopic dermatitis: a review of diagnosis and treatment. Am Fam Physician. 1999. 60(4):1191-1198 2. Silverberg JI et al. Patient burden and quality of life in atopic dermatitis in US adults. Annals of Allergy, Asthma, and Immunology (2018). 121(3): 340-347 3. Legat FJ. Itch in atopic dermatitis – what is new? Front Med (Lausanne) 2021. 8:644760. 4. Barbarot S, Auziere S, Gadkari A, et al. Epidemiology of atopic dermatitis in adults: results from an international survey. Allergy. 2018;73(6):1284-1293. 5. United States Census Bureau 2020. 6. Raj Chovatiya MD, PhD , Donald Lei MS , Adnan Ahmed BS, Rajeev Chavda MD, Sylvie Gabriel MD, Jonathan I. Silverberg MD, PhD, MPH , Clinical phenotyping of atopic dermatitis using combined itch and lesional severity: A prospective observational study, Annals of Allergy, Asthma Immunology (2021).

10

CARA

11 Oral Difelikefalin: Targeting Itch Dominant Adult AD Market Differentiated positioning in a seemingly crowded market • Sizeable Target Market 12M adult AD patients 80% mild - moderate AD 30% moderate - severe itch • Itch Dominant 1 AD Market Significant Unmet Need Patients with mild to moderate lesions, but moderate to severe itching • Preferable Product Characteristics Oral, non - steroidal, non - biologic therapy Severe Mild Severe 3.0M patients 1.7M patients Biologics JAKs Skin Lesions Pruritus 7.6M patients Topicals Difelikefalin 1. Raj Chovatiya MD, PhD , Donald Lei MS , Adnan Ahmed BS, Rajeev Chavda MD, Sylvie Gabriel MD, Jonathan I. Silverberg MD, PhD, MPH , Clinical phenotyping of atopic dermatitis using combined itch and lesional severity: A prospective observational study, Annals of Allergy, Asthma Immunology (2021).

KIND 1 & KIND 2: Phase 3 Study Design in AD

Program initiated in 1Q22, enrollment ongoing



RANDOMIZE
(N = ~280; 1:1:1:1)
RUN-IN
Double Blind Treatment Period
Long-term Safety Extension Treatment Period (Open Label)
KIND 1 Part A
Oral DFK 0.25 mg BID + TCS
Oral DFK 0.5 mg BID + TCS
Oral PBO BID + TCS
Oral PBO BID + Vehicle PBO
7 Days
12 Weeks
Up to 52 Weeks
Baseline Mean
WI-NRS > 5
Internal Readout
Dose | Sample Size
KIND 1 Part B and KIND 2
RUN-IN
Double Blind Treatment Period
Long-term Safety Extension Treatment Period (Open Label)
Oral DFK XX mg BID + TCS
Oral PBO BID + TCS
7 Days
12 Weeks
Up to 52 Weeks
Topline Results: 1H2025 est.

PRIMARY ENDPOINT

- % of subjects with ≥4-point improvement from baseline in WI-NRS score at Week 12

ADDITIONAL ENDPOINTS

- Quality of life, including sleep
- Skin assessment
- Safety assessments

KIND 1 Part A will include sites in USA only

KIND 1 Part B will include sites in North America only, while KIND 2 will include sites in North America and outside of North America

12

13 NP is a sensory neuropathic syndrome characterized by chronic pruritus 1 Pruritus is burdensome and impairs quality of life 2 Estimated >650K patients currently treated for NP 1, 3 - 5 No FDA - approved treatments; off label treatments are either ineffective or have tolerability issues 2 Oral Difelikefalin : Potential to Address Significant Need in Notalgia Paresthetica (NP) 1. Pereira P. et al., Acta DV 2018 ; 98:82 - 88; 2. Howard M et al. Notalgia paresthetica: a review for dermatologists. Int J of Derm . 2017. 388 - 392. 3. US Census Bureau 2020 population projection; 4. Mollanazar N.K. et al., Acta Clin Croat 2018; 57:721 - 725 ; 5. Syneos Health qualitative primary research of US dermatologists, Feb 2022; 5. Syneos market research and Apollo claims database 13

Phase 2/3 Study Design in NP

Program to be initiated in 1Q23


RANDOMIZE
(N = ~200; 1:1:1:1)
RUN-IN
Double Blind Treatment Period
Part A
Oral DFK 0.25 mg BID
Oral DFK 1.0 mg BID
Oral DFK 2.0 mg BID
Oral PBO BID
7 Days
8 Weeks
Baseline Mean
WI-NRS > 5
Internal Readout
Dose | Sample Size
Part B and
Second Study
RUN-IN
Double Blind Treatment Period
Long-term Safety Extension Treatment Period (Open Label)
Oral DFK XX mg BID
Oral PBO BID
7 Days
8 Weeks
Up to 52 Weeks
PRIMARY ENDPOINT
% of subjects with ≥4-point improvement from baseline in WI-NRS score at Week 12

CARA

14

15 KICK 1 & 2 NDD - CKD Phase 3 Topline Data (2H 2024) *Anticipated Timelines Initiation Part A NP Phase 2/3 (1Q 2023) KIND 1b & 2 AD Phase 3 Topline Data (1H 2025) KIND 1 Part A AD Phase 3 Internal Readout (2H 2023) Expected KORSUVA approval in Japan (2H 2023) 2025 2024 2023 Potential Catalysts to Drive Long - term Growth* KORSUVA/KAPRUVIA Injection US and ex - US Commercialization

16 Strong Financial Foundation to Advance Pipeline and Drive Long - term Growth Continued pipeline growth • Sufficient resources to continue development of the oral difelikefalin platforms $180M cash position September 30, 2022 • 54M shares outstanding and no debt • Cara has no cash outlay for commercial costs related to Korsuva/ Kapruvia Injection Cash runway into 1st half 2024 • Guidance assumes a level of Korsuva profit share revenue consistent with Q2 ’22/Q3 ‘22 actuals

Thank You

Appendix

19 Primary Endpoint Phase 2 Data Provides Path Forward into Phase 3 NDD - CKD • Significant difference achieved between 1mg oral difelikefalin and placebo in WI - NRS score at Week 12 • Generally well - tolerated with safety profile consistent with clinical development program • Phase 2 findings and EOP2 discussion with FDA established dose and patient population in Advanced CKD for Phase 3 trial NDD - CKD Change from Baseline in WI - NRS over Time

20 Population: Mild to Moderate AD (BSA <10) KARE STUDY: Phase 2 Data in Atopic Dermatitis (AD) • A nti - pruritic effect started at week 1 and was sustained through week 12 • Statistical significance achieved for the registration endpoint (4 - point responder) in mild - to - moderate AD population • The drug was generally well tolerated AD 4 - point Responder Analysis at Week 12 (% of Subjects) N = 79 N = 178 Placebo Difelikefalin P=0.033 19% 32%* All doses (0.25mg, 0.50 mg , 1.0mg) performed similarly versus PBO

21 Primary Endpoint Change from Baseline in WI - NRS at Week 8 Encouraging Phase 2 Data in First Well - Controlled NP Study • Significant difference achieved between 2 mg BID oral difelikefalin and placebo in WI - NRS score at Week 8 • Rapid onset of action within Week 1 and sustained response through Week 8 • Significantly greater proportion of patients on difelikefalin with ≥ 4 - point improvement starting Week 2 • Generally well - tolerated with safety profile consistent with other clinical development programs LS Means from MMRM with terms for treatment, week, treatment by week interaction, and baseline WI - NRS score Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption NP